THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 26th day of February, 2015, by and between (i) SILICON VALLEY BANK (“Bank”) and (ii) WORKIVA INC., a Delaware corporation (f/k/a Workiva LLC, “Workiva”) and WORKIVA INTERNATIONAL LLC, a Delaware limited liability company (“International”, and together with Workiva, each and together, jointly and severally, “Borrower”) whose address is 55 West Monroe Street, Suite 3490, Chicago, Illinois 60603.
RECITALS
A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 22, 2014, as affected by a First Amendment to Loan and Security Agreement, dated as of October 16, 2014, as further affected by a Second Amendment to Loan and Security Agreement dated as of November 25, 2014 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to (i) amend the interest rate, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement.
2.1    Section 2.4(a) (Payment of Interest on the Credit Extensions; Advances). Section 2.4(a) is amended in its entirety and replaced with the following:
“(a)    Advances. Subject to Section 2.4(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate, which interest shall be payable monthly in accordance with Section 2.4(d) below.”

2.2    Section 6.2 (Financial Statements, Reports, Certificates). Sections 6.2(a), (b), (c) and (d) are amended in their entirety and replaced with the following:
“(a)     a Transaction Report which includes, among other things, Annualized Customer Retention Rate, Borrowing Base, Quarterly Churn and Recurring Revenue (and any schedules related thereto) (i) with each request for an Advance, and (ii) within forty-five (45) days after the end of each fiscal quarter (thirty (30) days after the end of each month when there are Credit Extensions outstanding);

(b)    within forty-five (45) days after the end of each fiscal quarter, (A) quarterly accounts receivable agings, aged by invoice date, (B) quarterly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, and (C) quarterly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, Deferred Revenue report, and general ledger;

(c)    as soon as available, but no later than forty-five (45) days after the last day of each fiscal quarter, a company prepared consolidated and consolidating balance sheet, cash flow and income statement covering Borrower’s and each of its Subsidiary’s operations for such quarter certified by a Responsible Officer and in a form acceptable to Bank (the “Quarterly Financial Statements”);

(d)    within forty-five (45) days after the last day of each fiscal quarter and together with the Quarterly Financial Statements, a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such quarter, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank may reasonably request, including, without limitation, a statement that at the end of such quarter there were no held checks;”

2.3    Section 13.1 (Definitions). The definition of “Monthly Financial Statements” appearing in Section 13.1 is amended in its entirety and replaced with the following, to be inserted in its applicable alphabetical order:
“Quarterly Financial Statements” is defined in Section 6.2(c).
2.4    Section 13.1 (Definitions). The definition of “Permitted Indebtedness” appearing in Section 13.1 is amended by inserting the following clause (j) immediately following clause (i) thereof:
“(j)    Indebtedness of Subsidiaries to the extent permitted pursuant to clause (j) of the definition of “Permitted Investments.”
2.5    Section 13.1 (Definitions). The definition of “Permitted Investments” appearing in Section 13.1 is amended by inserting the following clause (j) immediately following clause (i) thereof:

“(j)    Investments in Subsidiaries of Borrower (including, without limitation, Investments consisting of loans to Subsidiaries), in an aggregate amount for all such Investments not to exceed Five Million Dollars ($5,000,000) at any time.”

2.6    Compliance Certificate. The Compliance Certificate attached as Exhibit B to the Loan Agreement is amended in its entirety and replaced with Exhibit A attached hereto.
3.    Limitation of Amendments.
3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    Except for the Certificate of Conversion and Certificate of Formation of Workiva filed with the Secretary of State of Delaware on September 17, 2014 and the Certificate of Conversion and Certificate of Incorporation of Workiva filed with the Secretary of State of Delaware on December 10, 2014, the organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting

Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.    Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of the Effective Date between Borrower and Bank, and acknowledges, confirms and agrees, except as noted in Section 4.3 above, the disclosures and information above Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof.
6.    No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.
7.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
8.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
9.    Effectiveness. This Amendment shall be deemed effective upon the following:
9.1    the due execution and delivery to Bank of this Amendment by each party hereto;
9.2    Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment; and

9.3    such other documents as Bank may reasonably request.
10.    Post-Closing Conditions. Notwithstanding the terms and conditions of the Loan Agreement, on or before May 31, 2015, either (i) the Borrower’s existing account at Morgan Stanley will be closed, with all proceeds thereof transferred to an account of Borrower maintained at Bank; or (ii) Borrower shall deliver to Bank duly executed signature pages to a Control Agreement in favor of Bank, in form and substance acceptable to Bank, from Morgan Stanley. The failure by Borrower to comply with the foregoing requirement shall constitute an immediate Event of Default for which no grace or cure period shall apply.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ Matt Kelty Name: Matt Kelty Title: Vice President	Workiva Inc. By: /s/ Matthew M. Rizai Name: Matthew M. Rizai Title: Chairman & CEO
Workiva International LLC By: /s/ Matthew M. Rizai Name: Matthew M. Rizai Title: President

[Signature Page to Third Amendment to Loan and Security Agreement]

Exhibit A to Third Amendment
EXHIBIT B

COMPLIANCE CERTIFICATE

TO:        SILICON VALLEY BANK                    Date:
FROM:     WORKIVA INC.
WORKIVA INTERNATIONAL LLC

The undersigned authorized officer of Workiva INC. and Workiva International LLC (each and together, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly financial statements with Compliance Certificate	Quarterly within 45 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 150 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings & Deferred Revenue	Quarterly within 45 days	Yes No
Transaction Reports	Monthly within 30 days (Quarterly within 45 days if no outstanding Credit Extensions)	Yes No
Projections	FYE within 60 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Liquidity	$5,000,000	$	Yes No
Minimum Recurring Revenue	See Sec 6.9(b)	$	Yes No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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WORKIVA INC. WORKIVA INTERNATIONAL LLC By: Name: Title:
BANK USE ONLY

Received by: _____________________
AUTHORIZED SIGNER
Date: _________________________

Verified: ________________________
AUTHORIZED SIGNER
Date: _________________________

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.	Liquidity (Section 6.9(a))
Required:    $5,000,000

A.	Unrestricted cash and Cash Equivalents at Bank or in Deposit Accounts or Securities Accounts subject to a Control Agreement in favor of Bank	$
B.	Availability Amount	$
C.	Liquidity (line A plus line B)	$

Is line C equal to or greater than $5,000,000?

  No, not in compliance                          Yes, in compliance

1

II.    Minimum Recurring Revenue to Plan (Section 6.9 (b))

Required:
As of the last day of each quarter on a trailing three (3) month basis, Borrower’s Recurring Revenue for such quarter shall not be less than the greater of (i) eighty percent (80%) of Borrower’s Recurring Revenue for such quarter as outlined in Borrower’s business plan approved by its board of directors or (ii) Borrower’s Recurring Revenue for the prior quarter.

Actual:

A.	Recurring Revenue	$

Is the value of lines A at least equal to the greater of (i) 80% of the value projected for Recurring Revenue in Borrower’s business plan or (ii) Borrower’s Recurring Revenue for the prior quarter?

  No, not in compliance                          Yes, in compliance